v107541SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
March 19, 2008 Date of Report (Date of Earliest Event Reported) Commission File No. 33-11986-LA CROWN PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	91-2008803
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

9680 W. Tropicana Suite 117, Las Vegas, NV 89147
(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

ITEM 7.01 FD Disclosure

(a)	The Company issued a press release on March 19, 2008, a copy of which is attached hereto as an exhibit.
(b)
The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(i)*	March 19, 2008 Press Release
__________
*filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN PARTNERS, INC.

March 19, 2008	By:	/s/ Arnulfo Saucedo
Arnulfo Saucedo, CEO